SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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DREYFUS FUNDS, INC.

______________________________________________________________________

(Name of Registrant as Specified in Charter)

______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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DREYFUS FUNDS, INC.

210 University Boulevard, Suite 800

Denver, Colorado 80206

June 17, 2009

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning the Annual Meeting of Shareholders of Dreyfus Funds, Inc. (the “Company”) to be held on August 20, 2009 at 10:00 a.m. (Mountain Time) and a Special Meeting of Shareholders of the Company to be held on August 20, 2009 at 10:30 a.m. (Mountain Time), respectively, on behalf of each series of the Company (each, a “Fund”). The Funds are: Dreyfus Discovery Fund, Dreyfus Equity Growth Fund, Dreyfus Global Growth Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Passport Fund.

The Annual Meeting of Shareholders has been called for the purpose of asking shareholders to elect a new slate of Directors for the Company. The Special Meeting of Shareholders has been called for the purpose of asking shareholders to approve an amendment to the Company’s Articles of Incorporation and, with respect to Dreyfus Equity Growth Fund only, to change and convert from fundamental to non-fundamental the investment objective of Dreyfus Equity Growth Fund. Shareholders of each Fund will vote together at the Annual Meeting for the election of Directors as well as at the Special Meeting on the proposal to amend the Company’s Articles of Incorporation. Only shareholders of Dreyfus Equity Growth Fund will vote at the Special Meeting on the proposal regarding that Fund’s investment objective.

Your vote is extremely important, no matter how large or small your Fund holdings. We ask that you review the enclosed Proxy Statement and vote your shares promptly. To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign each enclosed Proxy Card and mail each Proxy Card in the enclosed, postage-paid envelope.
•	By Internet. Have your Proxy Cards available. Go to the website listed on the Proxy Cards. Enter your control number from your Proxy Cards. Follow the instructions on the website.
•	By Telephone. Have your Proxy Cards available. Call the toll-free number listed on the Proxy Cards. Enter your control number from your Proxy Cards. Follow the recorded instructions.
•	In Person. Any shareholder who attends the Annual Meeting or the Special Meeting in person may vote by ballot at that meeting.

We encourage you to vote through the Internet or by telephone using the control number that appears on your Proxy Cards. Whichever voting method you choose, please take the time to read the Proxy Statement before you vote. The Proxy Statement contains information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some questions you might have about the proposals.

Q. What is the First Proposal about?

A. At the Annual Meeting of Shareholders, all shareholders of the Company are being asked to elect a new slate of Directors. If elected, the terms of office of the new Directors would commence on or about September 1, 2009, or such other date as the Company’s Board of Directors (the “Board”) may approve (the “Effective Date”), and the Company’s current Directors would resign as of the Effective Date.

Q. Why is the Company’s Board recommending a new slate of Directors?

A. Proposal 1 relates to a larger process currently underway at The Bank of New York Mellon Corporation (“BNY Mellon”) to restructure and consolidate its mutual fund business to take advantage of The Dreyfus Corporation’s (“Dreyfus”) deep mutual fund tradition, expertise and infrastructure and to realize potential cost savings for Fund shareholders. Dreyfus is the primary mutual fund business of BNY Mellon, managing approximately $341 billion in assets in approximately 193 mutual fund portfolios. In connection therewith, at a meeting held on May 13, 2009, the Company’s Board, none of whose members are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, approved a new investment advisory agreement for each Fund appointing Dreyfus to replace Founders Asset Management LLC (“Founders”), an indirect subsidiary of Dreyfus, as each Fund’s investment adviser, effective as of the Effective Date. The appointment of Dreyfus as investment adviser to the Funds consolidates within Dreyfus the investment management currently provided to the Funds by Founders. No shareholder action will be required to appoint Dreyfus as the investment adviser for the Funds. The Company’s current Directors also nominated for election the new slate of Directors who currently serve as board members to a number of Dreyfus-managed mutual funds and who, therefore, are familiar with the Dreyfus mutual fund business. The Company’s current Directors believe that electing the proposed new slate of Directors to the Board would be beneficial to the Company’s shareholders because, based on information provided by management, the full consolidation of the Board and certain other operations should result in meaningful cost savings to Fund shareholders.

Q. Will the new Directors be independent?

A. Yes. The proposed nominees for election as Directors are all persons who are not “interested persons” (as defined in the 1940 Act) of the Company, Dreyfus, Founders or the Company’s principal underwriter.

Q. What is the Second Proposal about?

A. At the Special Meeting of Shareholders, all shareholders of the Company are being asked to approve an amendment to the Company’s Articles of Incorporation to permit a Fund to charge a redemption fee of up to 5% of the net asset value of shares being redeemed. Currently, the Funds are permitted to charge a redemption fee of up to 1% of the net asset value of shares being redeemed (or exchanged into other funds). The redemption fee would be retained by the Fund. By increasing the maximum permissible redemption fee to 5%, which is consistent with the Charters of other funds in The Dreyfus Family of Funds, the Board will have the flexibility to impose a redemption fee, if necessary, that is sufficient to deter frequent trading and offset the costs associated with frequent trading. Although the maximum redemption fee currently permitted by the Securities and Exchange Commission (the “SEC”) is 2%, increasing the maximum permissible redemption fee under the Company’s Articles of Incorporation to 5% will provide the Company with flexibility in the event that in the future the SEC permits, and market conditions support, a higher fee than 2%. Redemption fees can serve as an effective deterrent to frequent trading and can alleviate the adverse effects of frequent trading for the existing shareholders of a fund. Certain investors may seek to take advantage of perceived arbitrage opportunities, typically with respect to funds that invest in foreign securities or thinly traded securities, by implementing frequent trading strategies. Dreyfus Passport Fund is the only Fund that charges a redemption fee.

Q: If Proposal Two is approved, would all the Funds impose redemption fees?

A. No. If Proposal Two is approved, only Dreyfus Passport Fund would impose a redemption fee. Dreyfus Passport Fund would continue to charge a 1% redemption fee on shares redeemed or exchanged within 60 days of purchase. There is no current intention to have any other Fund impose a redemption fee, or to increase the redemption fee or change the 60-day required holding period currently imposed by Dreyfus Passport Fund.

Q. What is the Third Proposal about?

A. At the Special Meeting of Shareholders, shareholders of Dreyfus Equity Growth Fund are being asked to approve a proposal to change the investment objective of Dreyfus Equity Growth Fund and to convert from fundamental to non-fundamental the Fund’s investment objective. Dreyfus Equity Growth Fund’s investment objective currently is long-term growth of capital and income; it is a fundamental policy which cannot be changed without shareholder approval. Management believes, and the Board concurs, that it is in the shareholders’ best interests to change Dreyfus Equity Growth Fund’s investment objective to long-term growth of capital and to make it a non-fundamental policy, meaning that it can be changed in the future without shareholder approval.  However, shareholders would be given at least 60 days' prior written notice of any future change to Dreyfus Equity Growth Fund's investment objective.

Q: If Proposal Three is approved, would Dreyfus Equity Growth Fund change its investment strategy?

A. No. Dreyfus Equity Growth Fund would continue to invest primarily in common stocks of large, well-established and mature companies and be managed using a “growth style” of investing. Changing the Fund’s investment objective as proposed would provide the Fund’s portfolio managers with more flexibility to concentrate on companies that may pay little or no dividends, but offer better prospects for capital appreciation.

Q. Who will pay for the expenses associated with the Annual Meeting and the Special Meeting?

A. BNY Mellon affiliates, and not the Funds, have agreed to pay all of the expenses associated with the Annual Meeting and the Special Meeting.

Q. How does the Board recommend I vote?

A. The Board recommends that you vote in favor of each proposal.

Remember – Your Vote Counts!

Your vote is extremely important, even if you only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the respective meeting. You may receive a reminder call from Broadridge Financial Solutions, Inc., a proxy solicitation firm, to return your Proxy Cards or otherwise vote your Fund shares.

Thank you for your cooperation in voting on these important proposals. If you have any questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 1-800-554-4611 (1-800-645-6561 for holders of Class F shares).

Sincerely,

J. David Officer, President

DREYFUS FUNDS, INC.

(the “Company”)

Dreyfus Discovery Fund

Dreyfus Equity Growth Fund

Dreyfus Global Growth Fund

Dreyfus Mid-Cap Growth Fund

Dreyfus Passport Fund

(each, a “Fund” and collectively, the “Funds”)

210 University Boulevard, Suite 800

Denver, Colorado 80206

1-800-554-4611

(1-800-645-6561 for holders of Class F shares)

NOTICE OF ANNUAL MEETING AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY
To be held on August 20, 2009

An Annual Meeting of Shareholders of the Companywill be held on August 20, 2009 at 10:00 a.m. (Mountain Time) at the offices of The Bank of New York Mellon Corporation (“BNY Mellon”), 201 Columbine Street, Suite 200, Denver, Colorado 80206, to consider and act upon the following proposal, and to transact such other business as may properly come before the Annual Meeting:

Proposal 1. All Funds: To elect six Directors of the Company to hold office until their successors are duly elected and qualified.

A Special Meeting of Shareholders of the Companyalso will be held on August 20, 2009 at 10:30 a.m. (Mountain Time) at the offices of BNY Mellon, 201 Columbine Street, Suite 200, Denver, Colorado 80206, to consider and act upon the following proposals, and to transact such other business as may properly come before the Special Meeting:

Proposal 2. All Funds: To amend the Company’s Articles of Incorporation to permit a Fund to charge a redemption fee of up to 5% of the net asset value of shares being redeemed.

Proposal 3. Dreyfus Equity Growth Fund only: To change the Fund’s investment objective from long-term growth of capital and income to long-term growth of capital and to convert from fundamental to non-fundamental the Fund’s investment objective.

Unless otherwise indicated, the Annual Meeting of Shareholders of the Company and the Special Meeting of Shareholders of the Company are each referred to herein as the “Meeting” and collectively as the “Meetings.”

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Each Fund’s shareholders of record at the close of business on June 15, 2009 will be entitled to vote at the Meetings and at any adjournment(s) thereof. The Proxy Statement and the Proxy Cards will be mailed to Fund shareholders of record on or about June 29, 2009.

By Order of the Board of Directors,

Kenneth R. Christoffersen

Secretary

Denver, Colorado

June 17, 2009

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE RELEVANT MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETINGS AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARDS OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS FUNDS, INC.

Dreyfus Discovery Fund

Dreyfus Equity Growth Fund

Dreyfus Global Growth Fund

Dreyfus Mid-Cap Growth Fund

Dreyfus Passport Fund

210 University Boulevard, Suite 800

Denver, Colorado 80206

1-800-554-4611

(1-800-645-6561 for holders of Class F shares)

PROXY STATEMENT

This Proxy Statement contains information you should know before voting on the proposals summarized below.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders and the Special Meeting of Shareholders of Dreyfus Funds, Inc. to be held on August 20, 2009: This Proxy Statement and copies of each Fund’s most recent annual report to shareholders are available at http://www.dreyfus.com/proxyinfo.htm.

TABLE OF CONTENTS

INTRODUCTION	4

Who is eligible to vote	4

Background	5

PROPOSAL 1 ELECTION OF DIRECTORS	6

Introduction	6

Reasons for Proposal to Elect a New Slate of Directors	6

Nominees and Current Directors	7

Actions of the Committee on Directors	10

Compensation of Current Directors and Nominees	10

Shares Owned by the Current Directors and Nominees	10

Other Interests of Current Directors and Nominees	10

Other Information	11

Indemnification and Insurance	11

Officers of the Company	12

Required Vote	15

Recommendation of the Company’s Board	15

PROPOSAL 2 APPROVAL TO AMEND ARTICLES OF INCORPORATION IN REGARDS TO REDEMPTION FEES	16

Introduction	16

Reasons for Proposal to Amend Articles of Incorporation	16

Summary of Current Provision and Proposed Amendment	17

Required Vote	17

Recommendation of the Company’s Board	17

PROPOSAL 3 APPROVAL TO CHANGE AND CONVERT FROM FUNDAMENTAL TO NON-FUNDAMENTAL THE INVESTMENT OBJECTIVE OF DREYFUS EQUITY GROWTH FUND	18

Why are shareholders being asked to change Dreyfus Equity Growth Fund’s investment objective?	18

What are the benefits of converting Dreyfus Equity Growth Fund’s investment objective from fundamental to non-fundamental?	18

Required Vote	18

Recommendation of the Company’s Board	19

INFORMATION CONCERNING THE MEETINGS	19

Proxies, Quorum and Voting at the Meetings	19

Method of Solicitation and Expenses	20

INTRODUCTION

This Proxy Statement is being used by the Board of Directors (the “Board” or “Directors”) of Dreyfus Funds, Inc. (the “Company”) to solicit proxies to be voted at the Annual Meeting of Shareholders and the Special Meeting of Shareholders of the Company. The Company consists of Dreyfus Discovery Fund, Dreyfus Equity Growth Fund, Dreyfus Global Growth Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Passport Fund (each, a “Fund” and collectively, the “Funds”). The Annual Meeting of Shareholders and the Special Meeting of Shareholders are expected to be held at the offices of The Bank of New York Mellon Corporation (“BNY Mellon”), 201 Columbine Street, Suite 200, Denver, Colorado 80206 on August 20, 2009 at 10:00 a.m. (Mountain Time) and at 10:30 a.m. (Mountain Time), respectively, for the purposes set forth in the accompanying Notice of Annual Meeting and Special Meeting of Shareholders. Unless otherwise indicated, the Annual Meeting of Shareholders of the Company and the Special Meeting of Shareholders of the Company are each referred to herein as the “Meeting” and collectively as the “Meetings.”

The following table identifies each proposal to be presented at the respective Meeting and the Funds solicited with respect to such proposal:

PROPOSAL	AFFECTED FUNDS	PAGE NUMBER

Annual Meeting

1. To elect six Directors	All Funds	6

Special Meeting

2. To amend the Company’s Articles of Incorporation	All Funds	16

Special Meeting

3. To change and convert from fundamental to non-fundamental the Fund’s investment objective	Dreyfus Equity Growth Fund	18

This Proxy Statement and the enclosed Proxy Cards will be mailed to shareholders of record on or about June 29, 2009. The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2008 to a shareholder upon request. Shareholders may request a copy of the annual report by writing to Dreyfus Funds, Inc., 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, by calling 1-800-554-4611 (1-800-645-6561 for holders of Class F shares), or by visiting http://www.dreyfus.com/proxyinfo.htm.

The Directors of the Company know of no business other than that mentioned in the Notice that will be presented for consideration at the Meetings. Should other business properly be brought before a Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies or in the best judgment of their designees.

Who is eligible to vote

Each Fund’s shareholders of record as of the close of business on June 15, 2009 (the “Record Date”) are entitled to vote on all of that Fund’s business at the Meetings and any adjournments thereof. Each share is entitled to one vote. A fractional share is entitled to the corresponding fraction of one vote. See Schedule 3 for a list of owners of more than 5% of the outstanding shares of each class of each Fund. Shares represented by properly executed proxies will be voted according to the shareholder’s instructions unless revoked before or at the relevant Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted FOR each proposal, as applicable. If any other business comes before the Meetings, your shares will be voted at the discretion of the persons named as proxies, or in the best judgment of their designees. Shareholders of each Fund vote together for the election of directors (Proposal 1) as well as for the amendment to the Company’s Articles of Incorporation (Proposal 2). Only shareholders of Dreyfus Equity Growth Fund will vote with respect to Proposal 3. See “INFORMATION CONCERNING THE MEETINGS – Proxies, Quorum and Voting at the Meetings” below for more information.

Background

Founders Asset Management LLC ("Founders") is an indirect subsidiary of The Dreyfus Corporation (“Dreyfus”), which is a wholly-owned subsidiary of BNY Mellon. Proposal 1 relates to a larger process currently underway at BNY Mellon to restructure and consolidate its mutual fund business to take advantage of the Dreyfus organization’s deep mutual fund tradition, expertise and infrastructure and to realize potential cost savings for Fund shareholders. In connection therewith, the Company’s Board, none of whose members are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, Dreyfus, Founders or the Company’s principal underwriter (the “Independent Directors”), voted to appoint Dreyfus to serve as each Fund’s investment adviser. Dreyfus is the primary mutual fund business of BNY Mellon and manages approximately $341 billion in approximately 193 mutual fund portfolios.

At a meeting held on May 13, 2009, the Board approved a new investment advisory agreement for each Fund appointing Dreyfus to replace Founders as each Fund’s investment adviser, effective on or about September 1, 2009, or such other date as the Board may approve (the “Effective Date”). No shareholder approval is required with respect to the appointment of Dreyfus as each Fund’s investment adviser. The Company has received an opinion from counsel to BNY Mellon to the effect that the appointment of Dreyfus as the investment adviser to each Fund will not constitute an “assignment” of the Fund’s investment advisory agreement under Section 15(a)(4) of the 1940 Act, and, therefore, will not require the approval of the Fund’s shareholders pursuant to Section 15(a) of the 1940 Act. This opinion is based on, among other things, the fact that Founders, the current investment adviser of each Fund, and Dreyfus are under common control, and there will be no change in the portfolio management of the Fund as a result of the new contractual arrangements. The appointment of Dreyfus as investment adviser to the Funds consolidates within Dreyfus the investment management currently provided to the Funds by Founders.

In connection with the selection of Dreyfus as each Fund’s investment adviser, the Board, each member of which is an Independent Director, has approved the nomination of new directors, each of whom would qualify as an independent director of the Company. The process followed by the Company’s Committee on Directors (which functions as a nominating committee) in recommending the new director nominees to the Board is described in “Proposal 1 – Election of Directors” below. Proposal 1 seeks your vote for the election to the Board of individuals who have experience as board members of Dreyfus mutual funds and with the Dreyfus organization.

Based on information provided by management, the Board determined that shareholders of the Funds should benefit from certain cost savings, discussed further below, expected to be realized by fully consolidating Company governance and certain other aspects of the Company’s operations under the Dreyfus mutual fund umbrella.

Proposal 2 relates to the redemption fees that may be charged by a Fund to deter frequent trading, which can disrupt the Fund’s investment program and create additional costs for long-term shareholders. Currently, the Company’s Articles of Incorporation permit the Funds to charge a redemption fee of up to 1% of the net asset value of shares being redeemed (or exchanged into other funds). Dreyfus Passport Fund is the only Fund that currently charges a redemption fee. The proposal seeks shareholder approval to amend the Company’s Articles of Incorporation to permit a Fund to charge a redemption fee of up to 5% of the net asset value of shares being redeemed (or exchanged into other funds), which is consistent with the Charters of other funds in The Dreyfus Family of Funds. The redemption fee would be retained by the Fund. The purpose of the proposal is to provide the Company’s Board with the flexibility to impose a redemption fee, if necessary, that is sufficient to deter frequent trading and offset the costs associated with frequent trading. Although the maximum redemption fee currently permitted by the Securities and Exchange Commission (the “SEC”) is 2%, increasing the maximum permissible redemption fee under the Company’s Articles of Incorporation to 5% will provide the Company with flexibility in the event that in the future the SEC permits, and market conditions support, a higher fee than 2%. There is no current intention to have any other Fund impose a redemption fee or to increase the redemption fee or change the 60-day required holding period currently imposed by Dreyfus Passport Fund.

Proposal 3 is presented to shareholders of Dreyfus Equity Growth Fund only and seeks their approval to change and convert from fundamental to non-fundamental the Fund’s investment objective. Dreyfus Equity Growth Fund’s investment objective currently is “long-term growth of capital and income” and is a fundamental policy which cannot be changed without shareholder approval. Shareholders of Dreyfus Equity Growth Fund are being asked to approve changing the investment objective to “long-term growth of capital” and converting the investment objective to a non-fundamental policy, meaning that it can be changed in the future without shareholder approval if the Company’s Board believes that it is in the best interests of shareholders to do so. Currently, the Fund seeks income primarily by investing in dividend-paying stocks; however, many of the “growth” companies in which the Fund seeks to invest may pay little or no dividends. By removing “income” from Dreyfus Equity Growth Fund’s objective, the Fund’s portfolio managers will have more flexibility to concentrate on companies that may pay little or no dividends, but offer better prospects for capital appreciation. The change from fundamental to non-fundamental would provide Dreyfus with enhanced investment management flexibility by allowing future changes to the Fund’s investment objective without the need and expense of calling a shareholder meeting. Shareholders of the Fund would be given at least 60 days' prior written notice of any such change before its implementation.

Given that a meeting of all of the shareholders of the Company was to be held for purposes of the election of directors, the Board determined that it would be most efficient to use this occasion to seek approval of these other changes by shareholders of the Funds.

PROPOSAL 1

ELECTION OF DIRECTORS

(All Funds)

Introduction

In connection with the restructuring and consolidation of BNY Mellon’s mutual fund business to take advantage of the resources of the Dreyfus organization as described above, it is proposed that Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley be elected to serve as directors of the Company (the “Nominees”).

If elected, it is expected that the Nominees’ terms of office will commence on or about September 1, 2009, or such other date as the Board may approve (the “Effective Date”). Each Nominee elected as a director of the Company will hold office until his or her successor is duly elected and qualified or until his or her earlier death, retirement or removal.

The Board has determined that the number of directors of the Company shall be fixed at six. The current Directors have indicated that they intend to resign as of the Effective Date.

The persons named as proxies on the accompanying Proxy Card for the Annual Meeting intend to vote at the Meeting (unless otherwise directed) for the election of each of the Nominees. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve on the Board if elected by the shareholders. Although it is not contemplated that any Nominee will be unable to serve as a director for any reason, if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees, if any, as the Independent Directors may recommend.

Reasons for Proposal to Elect a New Slate of Directors

Shareholders of each Fund, voting together as a whole, are being asked to elect the Nominees in connection with BNY Mellon’s overall restructuring and consolidation of its mutual fund business and the appointment of Dreyfus as each Fund’s investment adviser. The current Directors have given consideration to the Nominees’ depth of experience with mutual funds generally and the Dreyfus funds in particular and the Nominees’ familiarity with the Dreyfus organization. The current Directors believe that, based on information supplied by management, the Company should realize certain cost savings as a result of the full consolidation of its governance and certain other aspects of its operations under the Dreyfus umbrella.

Specifically, the Directors observed that, based on information provided by management, it is currently anticipated that the combined effect of: (i) the consolidation of the Board of Directors of the Company with the Board of the Dreyfus funds on which the Nominees now serve; and (ii) the related consolidation of other Company operations and functions under Dreyfus, should generate meaningful annual cost savings for the Company as a whole and for the Funds individually. These annual savings are expected to result, in part, from spreading fixed fees or expenses over a larger fund complex asset base, the ability in the future to negotiate better fees from certain vendors or service providers and the elimination of duplicative services and/or service providers. The more significant estimated annual cost savings to the Company as a whole, and separately to individual Funds, involve directors’ fees, legal fees, compliance support expenses and insurance premiums.

Nominees and Current Directors

The Nominees and current Directors, their ages, their principal occupations for the past five years (their titles may have varied during that period), the total number of funds in The Dreyfus Family of Funds (the “Fund Complex”) the Nominees will oversee if elected, and other board memberships they hold are set forth in the table below. No Nominee has previously held any position with the Company or any Fund. There are no family relationships among Nominees and current Directors. Since the beginning of the most recently completed fiscal year end of any Fund (December 31, 2008), no Nominee or current Director has had or proposes to have a material transaction with any Fund, Founders, Dreyfus or BNY Mellon.

The mailing address of each Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. The mailing address of each current Director is c/o Dreyfus Funds, Inc., 210 University Boulevard, Suite 800, Denver, Colorado 80206. Each Nominee was recommended for nomination by the Company’s Committee on Directors and approved by the Board. If elected as a Director, Joseph S. DiMartino is expected to serve as Chairman of the Board of the Company.

Name (Age)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen or to be Overseen	Other Board Memberships and Affiliations (Other than Funds in Fund Complex and the Company)
Nominees
Joseph S. DiMartino (65)	Corporate Director and Trustee	196 (191 Dreyfus funds; and, if elected, 5 Funds of the Company)

The Muscular Dystrophy Association, Director

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

James M. Fitzgibbons (74)	Corporate Director and Trustee	46 (41 Dreyfus funds; and, if elected, 5 Funds of the Company)	Bill Barrett Company, an oil and gas exploration company, Director
Kenneth A. Himmel (62)

President and CEO, Related Urban Development, a real estate development company (1996-Present);

President and CEO, Himmel & Company, a real estate development company (1980-Present);

CEO, American Food Management, a restaurant company (1983-Present)

		46 (41 Dreyfus funds; and, if elected, 5 Funds of the Company)	None
Stephen J. Lockwood (61)	Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company (2000-Present)	46 (41 Dreyfus funds; and, if elected, 5 Funds of the Company)	None
Roslyn M. Watson (59)	Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)	46 (41 Dreyfus funds; and, if elected, 5 Funds of the Company)	American Express Bank, FSB, Director The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee National Osteoporosis Foundation, Trustee SBLI-USA, Director
Benaree Pratt Wiley (62)

Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present);

President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA
(1991- 2005)

57 (52 Dreyfus funds; and, if elected, 5 Funds of the Company)

Blue Cross Blue Shield of Massachusetts, Director

Commonwealth Institute, Director

Efficacy Institute, Director

PepsiCo African-American, Chair of Advisory Board

The Boston Foundation, Director

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

Current Directors
Alan S. Danson (69)	Private investor	5*	Gore Range Natural Science School and The Les Streeter Program, Inc., both of which are non-profit organizations, Director
Robert P. Mastrovita (64)	Private investor; Chairman of a private charitable foundation (1997 to present)	5*	Boston Society of Security Analysts, Member Partridge Academy, Trustee King Caesar Foundation, Director
Trygve E. Myhren (72)

President, Myhren Media, Inc., a firm that invests in and then advises media, telecommunications, Internet and software companies; Special Limited Partner and member of Investment Committee, Megunticook Funds, a venture capital firm (1998 to present)

5*

AdPay, Inc., Director

University of Denver, Trustee, Executive Committee Member, and Chairman of Faculty and Education Affairs Committee

Denver Art Museum, Trustee

Colorado FORUM and Cable Television Hall of Fame, Member

George W. Phillips (70)	Retired	5*	Children’s Medical Center of Boston, Vice Chairman of the Board and Chairman of the Investment Committee
Martha A. Solis-Turner (48)	Retired	5*	None

_______________

* If the Nominees are elected, none of the current Directors will oversee any funds in the Fund Complex as of the Effective Date.

Actions of the Committee on Directors

The Company’s Committee on Directors serves as a nominating committee. The Committee on Directors met on May 13, 2009 to take formal action with respect to the Nominees and unanimously recommended their election by the Company’s shareholders. In considering the Nominees, the members of the Committee on Directors, with the assistance of their independent legal counsel, requested and reviewed information concerning each Nominee, including copies of a completed Director and Officer Questionnaire, biographical information concerning his or her employment and educational background, the possible qualification of any Nominee as an “audit committee financial expert,” the number, asset sizes and principal characteristics of the Dreyfus funds on whose boards the Nominees currently serve, as well as each Nominee’s membership on board committees, his or her tenure on such boards and related compensation. The Committee on Directors also considered information relating to each Nominee’s status as an “independent” director (i.e., not an “interested person” of Dreyfus or BNY Mellon), including making such inquiries as they considered appropriate as to any possible past or present business or other relationships between the Nominees or their family members and BNY Mellon affiliates.

As an important part of its deliberations, the Committee on Directors also received and considered information from management concerning certain cost savings and efficiencies expected to benefit the Company and its shareholders from the consolidation of the governance and certain other operations of the Company with those of the Dreyfus funds on whose boards the Nominees now serve. These savings are described above under “Reasons for Proposal to Elect a New Slate of Directors.”

The Committee on Directors also met privately, with only their independent legal counsel present, to discuss the information provided and their individual and collective impressions of the Nominees and their qualifications. Following such deliberations, the Committee on Directors concluded that each of the Nominees was qualified to serve in the role of independent director of the Company, and that the cost savings anticipated to be generated in part by the board consolidation that would be implemented by their election supported this action. The Committee on Directors voted to recommend to the Company’s Board that the Nominees be proposed for election by the shareholders of the Company with the recommendation of the Board. The Board accepted the Committee on Directors’ recommendation and recommends that the shareholders of the Company vote for the election of each of the Nominees.

Compensation of Current Directors and Nominees

The compensation paid to the current Directors with respect to each Fund during its most recently completed fiscal year and from the Fund Complex is set forth in Schedule 1 of this Proxy Statement. As the Nominees held no positions with the Company, they received no compensation from any Fund during its most recently completed fiscal year. The elements comprising the compensation paid to the Nominees in their capacities as Board members of the Dreyfus Funds they oversee is also set forth in Schedule 1.

Shares Owned by the Current Directors and Nominees

The dollar range of shares beneficially owned by the current Directors and Nominees issued by the Funds that they currently oversee or, if elected, will oversee, as the case may be, is set forth in Schedule 2 of this Proxy Statement.

As of the most recently completed fiscal year end of the Funds, none of the current Directors or Nominees, or any of their immediate family members, owned shares that in the aggregate exceeded 1% of the outstanding shares of any Fund.

Other Interests of Current Directors and Nominees

As of December 31, 2008, none of the current Directors or Nominees, or any of their immediate family members, beneficially owned any securities issued by or otherwise had any interest in Founders, Dreyfus or the principal underwriter of the Funds, or any person (other than a registered investment company) controlling, controlled by or under common control with Founders, Dreyfus or the principal underwriter of the Funds. For these purposes, “immediate family member” includes the current Director’s or Nominee’s spouse, children residing in the current Director’s or Nominee’s household and dependents of the current Director or Nominee.

Other Information

Board Meetings. During the calendar year ended December 31, 2008, the Company’s Board of Directors held six meetings.

Standing Committees. The committees of the Board, all of which are composed of all of the Directors (all of whom are non-interested or “independent”), are the Executive Committee, Audit Committee, Investment Integrity Committee and Committee on Directors.

The Committee on Directors, chaired by Mr. Danson, serves as a nominating committee. The selection and nomination of the Company’s Independent Directors is a matter left to the discretion of the Independent Directors. The Committee on Directors did not meet in 2008. When a vacancy on the Board occurs, the Committee on Directors considers nominees recommended by Fund shareholders.

Except for certain powers that, under applicable law, may only be exercised by the Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 2008.

The Audit Committee meets periodically with the Company’s independent registered public accounting firm and the executive officers of Founders. The Audit Committee, which met four times during 2008, reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company’s independent registered public accounting firm and other matters.

The Investment Integrity Committee, which met four times during 2008, monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds’ Code of Ethics. The Investment Integrity Committee is also responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. Previously, the Company’s Valuation Committee, which met three times and acted on several valuation matters by written consent during 2008, was responsible for such determinations. In August 2008 the Investment Integrity Committee assumed the responsibilities previously held by the Valuation Committee, and the Valuation Committee was terminated.

All of the current Directors attended at least 75% of all of the Board and committee meetings held during each Fund’s most recently completed fiscal year.

Indemnification and Insurance

The Company’s By-Laws provide generally that the Company shall indemnify each Director who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or has been a Director of the Company, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Director in connection with such action, suit or proceeding, to the full extent provided and allowed by Section 2-418 of the General Corporation Law of Maryland, as amended from time to time, or any other applicable provisions of law. This indemnity is not available with respect to any matter as to which it has been determined that such Director (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Company or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Pursuant to these provisions, the Directors are also entitled to advancement of legal and other indemnifiable expenses in advance of a final disposition of a matter.

The current Directors are also currently named insureds under a combined Directors and Officers/Professional Liability insurance policy maintained by and at the shared expense of the Company and Founders. A portion of the coverage provided under this policy is reserved for the exclusive purpose of covering claims and liabilities of the Independent Directors.

In anticipation of their leaving the Board, the current Directors approved a prepaid “tail” or “run off” insurance policy covering the current Independent Directors beginning immediately upon their leaving office and for a period of six years thereafter. The premium for this policy will be paid by Dreyfus.

The Independent Directors also requested and obtained from Dreyfus a written indemnification undertaking. This undertaking, which is not limited in duration, provides that Dreyfus will indemnify each of the Independent Directors to the fullest extent permitted by law for all liabilities, costs, expenses and damages relating to, incurred or resulting from their having served as Directors of the Company.

The undertaking also provides that if (i) an action, suit, proceeding or investigation (whether criminal, civil or administrative) is brought or threatened against an Independent Director within six years following his or her leaving the Board for any act or omission or alleged act or omission committed or allegedly committed as a Director of the Company prior to leaving the Board, and (ii) both the Company and the issuer of the “tail” or “run off” policy refuse or fail, regardless of the reason, to advance or pay for fees or expenses incurred by the Independent Director in connection with the defense of or representation in connection with, such action, suit, proceeding or investigation, Dreyfus will promptly pay on behalf of such Independent Director, or reimburse such Independent Director for, the reasonable costs and expenses of such defense or representation.

Officers of the Company

The following table shows information about the current officers of the Company, including their ages, positions held with the Company and principal occupations during the past five years (their titles may have varied during that period). Each officer is an “interested person” (as defined in the 1940 Act) of the Company and serves at the discretion of the Board. Except for Messrs. Anderson and Christoffersen, and Ms. Belcher, each of the Company’s officers may be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Mr. Christoffersen and Ms. Belcher may be contacted at the Funds’ address: 210 University Boulevard, Suite 800, Denver, Colorado 80206. Mr. Anderson may be contacted at BNY Mellon Asset Management, One Boston Place, Boston, Massachusetts 02108.

Name (Age) Position(s) Held with the Company	Length of Time Served	Principal Occupation During Past 5 Years
J. David Officer (60), President and Principal Executive Officer	Since 2007

Chairman, President and Chief Executive Officer of Founders; an officer of 76 investment companies (comprised of 174 portfolios) managed by Dreyfus; prior to June 2009, Director, Vice Chairman and Chief Operating Officer of Dreyfus, Executive Vice President of The Bank of New York Mellon, and Director and President of MBSC Securities Corporation, the Funds’ principal underwriter

Kenneth R. Christoffersen (53), Secretary and Vice President	Secretary since 2000 and from 1996 to 1998, and Vice President since February 2008	Founders’ Senior Vice President—Legal, General Counsel and Secretary; Assistant Secretary of MBSC Securities Corporation; Managing Counsel of BNY Mellon
Steven M. Anderson (44), Treasurer, Principal Financial Officer and Principal Accounting Officer	Treasurer, Principal Financial Officer and Principal Accounting Officer since September 2007

Vice President, BNY Mellon Asset Management; Vice President, Treasurer and Chief Financial Officer, Mellon Optima L/S Strategy Fund, LLC; Treasurer and Chief Financial Officer, BNY/IVY Multi-Strategy Hedge Fund, LLC; formerly, Vice President, Treasurer and Chief Financial Officer of Dreyfus Investment Funds and Assistant Vice President and Mutual Funds Controller, Standish Mellon Asset Management Company, LLC

Janelle E. Belcher (51), Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer and Vice President of Compliance, Founders since 2000
James Bitetto (42), Assistant Secretary	Assistant Secretary since March 2009	Senior Counsel of BNY Mellon; Secretary of Dreyfus and an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Joni Lacks Charatan (53), Assistant Secretary	Assistant Secretary since March 2009	Senior Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Joseph M. Chioffi (47), Assistant Secretary	Assistant Secretary since March 2009	Senior Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Janette E. Farragher (46), Assistant Secretary	Assistant Secretary since March 2009	Assistant General Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
John B. Hammalian (45), Assistant Secretary	Assistant Secretary since March 2009	Managing Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Robert R. Mullery (57), Assistant Secretary	Assistant Secretary since March 2009	Managing Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Jeff Prusnofsky (43), Assistant Secretary	Assistant Secretary since March 2009	Managing Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Michael A. Rosenberg (49), Assistant Secretary	Assistant Secretary since March 2009	Assistant General Counsel of BNY Mellon; an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Robert S. Robol (45), Assistant Treasurer	Assistant Treasurer since September 2006	Senior Accounting Manager of Dreyfus and an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Robert Salviolo (42), Assistant Treasurer	Assistant Treasurer since May 2007	Senior Accounting Manager of Dreyfus and an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Robert Svagna (42), Assistant Treasurer	Assistant Treasurer since September 2006	Senior Accounting Manager of Dreyfus and an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
William G. Germenis (38), Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer since 2003

Vice President and Anti-Money Laundering Compliance Officer of MBSC Securities Corporation; Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by Dreyfus

It is expected that following the Effective Date, management will propose that the new board of directors appoint certain persons as officers of the Company who would, if appointed, succeed certain of the current officers of the Company. These persons are expected to include those listed below. Other non-executive officers may also be appointed. The individuals listed below currently serve, in the capacities indicated in the table below, as officers of certain funds in the Fund Complex currently overseen by the Nominees as board members. It is expected that they would be proposed to serve in the same capacities for the Company.

Name (Age) Position(s) Held with Funds in the Fund Complex	Length of Time Served with Dreyfus	Principal Occupation During Past 5 Years
Phillip N. Maisano (61), Executive Vice President	Since 2006

Chief Investment Officer, Vice Chair and a Director of Dreyfus and an officer of 76 investment companies (comprised of 174 portfolios) managed by Dreyfus; Chairman and Chief Executive Officer of EACM Advisors, 2004 to 2006; Chief Executive Officer of Evaluation Associates, 1988 to 2004

James Windels (50), Treasurer	Since 1985	Mutual Fund Accounting Director of Dreyfus and an officer of 77 investment companies (comprised of 195 portfolios) managed by Dreyfus
Joseph W. Connolly (51), Chief Compliance Officer	Since 1980	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios)

The mailing address of each proposed new officer is 200 Park Avenue, New York, New York 10166.

Required Vote

The election of each Nominee must be approved by the affirmative vote of a majority of the shares of the Company present in person or by proxy at the Annual Meeting, at which a quorum exists, with all Funds and all classes voting together as a whole.

Recommendation of the Company’s Board

The Company’s Board recommends that you vote “FOR” the election of each Nominee.

PROPOSAL 2

APPROVAL TO AMEND ARTICLES OF INCORPORATION IN REGARDS TO REDEMPTION FEES

(All Funds)

Introduction

Since the time that the Company was organized as a Maryland corporation, the mutual fund industry and the laws and regulations applicable to mutual funds have evolved. In response to these developments, many mutual funds have adopted Charters (i.e., Articles of Incorporation, as amended) that permit them to be more flexible in their operations to respond quickly and effectively to changing market conditions. Because of the opportunity afforded by the Annual Meeting, the Company’s Board reviewed the current Articles of Incorporation for the Company and recommended amending the Articles of Incorporation to provide the Company with additional flexibility under Maryland law to protect Fund shareholders from the adverse effects of frequent trading, if determined to be necessary. Frequent trading can disrupt a fund’s investment program and create additional costs for long-term shareholders. Certain investors may seek to take advantage of perceived arbitrage opportunities, typically with respect to funds that invest in foreign securities or thinly traded securities, by implementing frequent trading strategies. An effective deterrent to frequent trading is the imposition of redemption fees.

Currently, the Board of Directors is limited to charging a redemption fee in an amount not to exceed 1% of the net asset value of the shares so redeemed (or exchanged into other funds). Dreyfus Passport Fund is the only Fund that charges a redemption fee. The proposal seeks shareholder approval to amend the Company’s Articles of Incorporation to permit a Fund to charge a redemption fee of up to 5% of the net asset value of shares being redeemed (or exchanged into other funds).  The redemption fee would be retained by the Fund and is designed to deter frequent trading and to offset brokerage commissions, market impact, and other costs associated with frequent trading. Although the maximum redemption fee currently permitted by the SEC is 2%, increasing the maximum permissible redemption fee under the Company’s Articles of Incorporation to 5% will provide the Company with flexibility in the event that in the future the SEC permits, and market conditions support, a higher fee than 2%.

The immediate purpose of the proposal is to provide the Company’s Board with the flexibility to impose a redemption fee, if necessary, that is sufficient to deter frequent trading and offset the costs associated with frequent trading. The proposed amendment to the Articles of Incorporation would authorize the Directors to impose a redemption fee that is consistent with that of other funds in The Dreyfus Family of Funds. There is no current intention to have any other Fund impose a redemption fee, or to increase the redemption fee or change the 60-day required holding period currently imposed by Dreyfus Passport Fund.

Reasons for Proposal to Amend Articles of Incorporation

The Company’s Board recommends that you vote in favor of this proposal for the following reasons:

•

The amendment will increase the protection for shareholders of the Funds by permitting the Board of Directors to impose a higher redemption fee in order to deter frequent trading, if the Board determines it to be necessary

•	A higher redemption fee, if determined to be necessary, paid directly to a Fund will benefit the existing shareholders of the Fund
•	The amendment will permit the Board the flexibility to adopt the same frequent trading policies as other funds in The Dreyfus Family of Funds, if the Board determines it to be necessary

Summary of Current Provision and Proposed Amendment

The current provision and the proposed amendment to the Articles of Incorporation are set forth below. The term “Corporation” refers to the Company.

Current Provision	Proposed Amendment

The Corporation may, to the extent necessary, sell or cause to be sold, any securities belonging to the class of Common Stock sought to be redeemed, to provide cash for such redemption by it of such shares. In connection with such redemptions, the Board of Directors of the Corporation may from time to time determine to charge shareholders a fee in an amount not to exceed 1% of the net asset value of the shares so redeemed.

The Corporation may, to the extent necessary, sell or cause to be sold, any securities belonging to the class of Common Stock sought to be redeemed, to provide cash for such redemption by it of such shares. In connection with such redemptions, the Board of Directors of the Corporation may from time to time determine to charge shareholders a fee in an amount not to exceed 5% of the net asset value of the shares so redeemed.

If this Proposal is approved by shareholders, there is no current intention to have any Fund, other than Dreyfus Passport Fund, impose a redemption fee or to increase the redemption fee or change the 60-day required holding period currently imposed by Dreyfus Passport Fund.

Required Vote

Proposal 2 must be approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company, with all Funds and all classes voting together as a whole.

Recommendation of the Company’s Board

The Company’s Board recommends that you vote “FOR” approval of the amendment to the Articles of Incorporation.

PROPOSAL 3

APPROVAL TO CHANGE AND CONVERT FROM FUNDAMENTAL TO

NON-FUNDAMENTAL THE INVESTMENT OBJECTIVE OF

DREYFUS EQUITY GROWTH FUND

(Only shareholders of Dreyfus Equity Growth Fund vote on this Proposal)

Why are shareholders being asked to change Dreyfus Equity Growth Fund’s investment objective?

Dreyfus Equity Growth Fund’s current investment objective is to seek long-term growth of capital and income. This objective is a fundamental policy which cannot be changed without shareholder approval.

Shareholders of Dreyfus Equity Growth Fund are being asked to approve changing the investment objective to “long-term growth of capital” and converting the investment objective to a non-fundamental policy, meaning that it can be changed in the future without shareholder approval if the Company’s Board believes that it is in the best interests of shareholders to do so. Currently, Dreyfus Equity Growth Fund seeks income primarily by investing in dividend-paying stocks; however, many of the “growth” companies in which the Fund seeks to invest may pay little or no dividends. Management believes, and the Company’s Board of Directors concurs, that by removing “income” from Dreyfus Equity Growth Fund’s objective, the Fund’s portfolio managers will have more flexibility to concentrate on companies that may pay little or no dividends, but offer better prospects for capital appreciation.

In addition, because of the changing nature of today’s securities markets, a large-cap growth portfolio that has an income component to its investment objective, such as Dreyfus Equity Growth Fund, is not representative of the funds in the current large-cap growth funds category. A recent examination of the “large-cap growth” funds category as designated by Lipper, Inc., an independent mutual fund analysis company, shows the vast majority of the funds in this category do not have an income component to their investment objective.

The revised investment objective is expected to have no material effect on the manner in which Dreyfus Equity Growth Fund is managed. Dreyfus Equity Growth Fund would continue to invest primarily in common stocks of large, well-established and mature companies and be managed using a “growth style” of investing. The Fund also will continue to invest at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor’s 500 Index, or the Nasdaq Composite Index.

What are the benefits of converting Dreyfus Equity Growth Fund’s investment objective from fundamental to non-fundamental?

Under the 1940 Act, a fund’s investment objective is not required to be “fundamental.” A fundamental investment objective may be changed only by vote of a fund’s shareholders. Nevertheless, Dreyfus Equity Growth Fund’s investment objective was initially established as fundamental in response to then-current regulatory and market practices. In order to provide portfolio management with enhanced investment management flexibility by allowing changes to Dreyfus Equity Growth Fund’s investment objective without the need and expense of calling a shareholder meeting, management proposed, and the Company’s Board approved, subject to shareholder approval, converting the Fund’s investment objective from a fundamental policy to a non-fundamental policy. A non-fundamental investment objective may be changed at any time by the Company’s Board without approval by shareholders. However, shareholders would be given at least 60 days' prior written notice of any future change to Dreyfus Equity Growth Fund’s investment objective.

Required Vote

Approval of Proposal 3 requires the affirmative vote of (a) 67% of Dreyfus Equity Growth Fund’s outstanding voting securities present at the Special Meeting, if the holders of more than 50% of Dreyfus Equity Growth Fund’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of Dreyfus Equity Growth Fund’s outstanding voting securities, whichever is less.

Recommendation of the Company’s Board

The Company’s Board recommends that you vote “FOR” approval to change and convert from fundamental to non-fundamental the investment objective of Dreyfus Equity Growth Fund.

_______________________________________

INFORMATION CONCERNING THE MEETINGS

Proxies, Quorum and Voting at the Meetings

Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meetings with respect to their Fund. A majority of the outstanding shares of the Company that are entitled to vote will be considered a quorum for the transaction of business at the relevant Meeting, except that a majority of the outstanding shares of Dreyfus Equity Growth Fund that are entitled to vote will be considered a quorum for the transaction of business at the Meeting with respect to Proposal 3.

Shareholders may use the enclosed Proxy Cards if they are unable to attend the Meetings in person or wish to have their shares voted by a proxy even if they do attend the Meetings. Any shareholder that has given his or her proxy has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Company. In addition, although mere attendance at a Meeting will not revoke a proxy, a shareholder present at a Meeting may withdraw his or her proxy and vote in person on a proposal to be voted on at that Meeting. All properly executed and unrevoked proxies received in time for a Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxy holders or their designees will vote the shares represented thereby in favor of the Proposals as described above and will use their best judgment to vote on such other business as may properly come before the relevant Meeting or any adjournment thereof. There will be no cumulative voting in the election of directors.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the relevant Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that, at the time a Meeting is called to order, a quorum of the Company or Dreyfus Equity Growth Fund, as applicable, is not present in person or by proxy, the persons named as proxy holders may vote those proxies which have been received to adjourn the applicable Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxy holders may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the Company or Dreyfus Equity Growth Fund, as applicable, present in person or by proxy and voting on that particular proposal at the Meeting to be adjourned. The persons named as proxy holders will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the applicable Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of each Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at a Meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in “street name” informs the Company that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, for example, a “broker non-vote” has no effect on the voting in determining whether Proposal 3 has been adopted by 67% or more of Dreyfus Equity Growth Fund’s shares present at the Special Meeting, if more than 50% of the outstanding shares (excluding the “broker non-votes”) of Dreyfus Equity Growth Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the Company with respect to Proposal 2 or Dreyfus Equity Growth Fund with respect to Proposal 3, a “broker non-vote” has the same effect as a vote against that proposal because shares represented by a “broker non-vote” are considered to be outstanding shares.

Method of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Annual Meeting and Special Meeting of Shareholders and the accompanying Proxy Cards, as well as the costs associated with the proxy solicitation, will be borne by Dreyfus. In addition to soliciting proxies by mail, the Funds may have one or more of the officers or representatives of the Company, BNY Mellon affiliates or compensated third-party agents aid in the solicitation of proxies by personal interview, telephone or other electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and Proxy Cards in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

The Company has retained Broadridge Financial Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies. The estimated cost for Broadridge’s proxy solicitation services is approximately $100,000, which will be borne by Dreyfus. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from the officers or representatives of the Company, a BNY Mellon affiliate or Broadridge in an effort to urge them to vote.

Persons holding shares as nominees will be reimbursed by Dreyfus, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

Other Business

While each Meeting has been called to transact any business that may properly come before it, the only matters that the Directors intend to present for the Funds are those matters stated in the attached Notice of Annual Meeting and Special Meeting of Shareholders. However, if any additional matters properly come before a Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named on the enclosed Proxy Cards or their designees to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Proposals by Shareholders

Neither the Company nor any Fund is required to hold annual meetings of shareholders, and neither the Company nor any Fund currently intends to hold an annual meeting of shareholders in 2010. Shareholder proposals to be presented at any next meeting of shareholders of the Company or a Fund, whenever held, must be received at the Company’s principal executive offices, which will be at 210 University Boulevard, Suite 800, Denver, Colorado 80206 until the Effective Date, and 200 Park Avenue, New York, New York 10166 thereafter, a reasonable time prior to any solicitation of proxies for any such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Information about the Funds’ Service Providers

Founders Asset Management LLC currently serves as investment adviser to the Funds. Founders is located at 210 University Boulevard, Suite 800, Denver, Colorado 80206.

The Bank of New York Mellon serves as each Fund’s custodian and provides each Fund with cash management services. BNYM is located at One Wall Street, New York, New York 10286. For the fiscal year ended December 31, 2008, the Company paid BNYM $284,100 in fees for custody and cash management services.

Dreyfus Transfer, Inc. serves as each Fund’s transfer agent. Dreyfus Transfer, Inc. is located at 200 Park Avenue, New York, New York 10166. For the fiscal year ended December 31, 2008, the Company paid Dreyfus Transfer, Inc. $641,037 in fees for transfer agency services.

MBSC Securities Corporation serves as each Fund’s principal underwriter. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, is located at 200 Park Avenue, New York, New York 10166.

The Dreyfus Corporation performs administrative, accounting and recordkeeping services for the Funds pursuant to a Fund Accounting and Administrative Services Agreement. For the fiscal year ended December 31, 2008, the Company paid Dreyfus $497,914 in fees pursuant to said Agreement.

SCHEDULE 1

COMPENSATION OF CURRENT DIRECTORS AND NOMINEES

Compensation of Current Directors (for the most recent fiscal year end of each Fund)

Fund	Fiscal Year End	Alan S. Danson	Robert P. Mastrovita	Trygve E. Myhren	George W. Phillips	Martha A. Solis-Turner
Dreyfus Discovery Fund	12/31	$10,379	$9,947	$9,488	$9,509	$8,613
Dreyfus Equity Growth Fund	12/31	$25,231	$23,845	$23,101	$22,772	$20,937
Dreyfus Global Growth Fund	12/31	$2,664	$2,532	$2,448	$2,414	$2,212
Dreyfus Mid-Cap Growth Fund	12/31	$13,167	$12,789	$12,171	$12,167	$10,942
Dreyfus Passport Fund	12/31	$3,501	$3,333	$3,234	$3,169	$2,907
Retirement Benefits Accrued as Part of Funds’ Expense	---	$0	$0	$0	$0	$0
Total Compensation From 6 Funds in the Company[1]	---	$56,000	$53,500	$51,500	$51,000	$46,500
Total Compensation from Company and Fund Complex	---	$56,000	$53,500	$51,500	$51,000	$46,500

__________________

1 These amounts include compensation paid to each Director for services rendered in connection with Dreyfus Founders Balanced Fund. Dreyfus Founders Balanced Fund merged into Growth and Income Portfolio of Dreyfus LifeTime Portfolios, Inc. on May 14, 2008. Dreyfus Founders Balanced Fund was terminated as a result of the merger.

Compensation of Nominees

Each of the Nominees currently serves as a trustee or director of certain Dreyfus funds, including The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds (collectively, the “Dreyfus/Laurel Funds”), Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund (a closed-end fund). In these capacities, each Nominee receives a $45,000 annual retainer for service on the boards of the Dreyfus/Laurel Funds and Dreyfus Investment Funds in the aggregate, plus $6,000 per joint board meeting attended of the Dreyfus/Laurel Funds and Dreyfus Investment Funds, $2,000 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $1,500 for board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds and Dreyfus Investment Funds also reimburse each Nominee for travel and out-of-pocket expenses. With respect to board meetings of the Dreyfus/Laurel Funds and Dreyfus Investment Funds, Mr. DiMartino, the Chairman of the boards of the funds, receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of the compensation committee receives $900 per compensation committee meeting and, prior to April 12, 2008, the Chair of the audit committee received $1,350 per audit committee meeting (the current Chair of the audit committee receives no compensation for attending audit committee meetings). In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee, as applicable, will be allocated among the Dreyfus/Laurel Funds, Dreyfus Investment Funds and Dreyfus High Yield Strategies Fund. Each Emeritus Board member, if any, is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The compensation each Nominee currently receives for serving as a trustee or director of the Dreyfus/Laurel Funds and Dreyfus Investment Funds is allocated among all of the funds and series thereof and would not be allocated solely to the Company.

SCHEDULE 2

SHARES OWNED BY CURRENT DIRECTORS AND NOMINEES

The following table shows the dollar range of shares owned by the current Directors in each of the Funds and the Fund Complex as of March 31, 2009.

Current Directors

Fund	Alan S. Danson	Robert P. Mastrovita	Trygve E. Myhren	George W. Phillips	Martha Solis-Turner

Dreyfus Discovery Fund	None	$10,001-$50,000	$1-$10,000	$10,001-$50,000	None

Dreyfus Equity Growth Fund	None	$50,001-$100,000	$1-$10,000	None	None

Dreyfus Global Growth Fund	None	$10,001-$50,000	$1-$10,000	Over $100,000	None

Dreyfus Mid-Cap Growth Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	None	None

Dreyfus Passport Fund	None	$10,001-$50,000	$1-$10,000	$50,001-$100,000	$1-10,000

Aggregate Dollar Range of Shares in Company and Fund Complex	$10,001-$50,000	Over $100,000	$10,001-$50,000	Over $100,000	$1-10,000

As the following table shows, none of the Nominees owned shares of any Fund as of March 31, 2009, but did own shares of funds in the Dreyfus family of funds for which they serve as Board members.

Nominees

Fund	Joseph S. DiMartino	James M. Fitzgibbons	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

Dreyfus Discovery Fund	$0	$0	$0	$0	$0	$0

Dreyfus Equity Growth Fund	$0	$0	$0	$0	$0	$0

Dreyfus Global Growth Fund	$0	$0	$0	$0	$0	$0

Dreyfus Mid-Cap Growth Fund	$0	$0	$0	$0	$0	$0

Dreyfus Passport Fund	$0	$0	$0	$0	$0	$0

Aggregate Dollar Range of Shares in Company and Fund Complex	Over $100,000	$50,001-$100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	$50,001-$100,000

SCHEDULE 3

5% SHARE OWNERSHIP AND NUMBER OF SHARES OUTSTANDING

As of March 31, 2009, to the best knowledge of each Fund, the following persons owned of record the amounts indicated of the shares of the class of the Fund indicated. The table also lists, as of March 31, 2009, the total number of shares outstanding for each class of each Fund.

Fund & Class	Name	5% Ownership			Total Number of Outstanding Shares in Class
		Address	% of Class Owned	Number of Shares Owned
Dreyfus Discovery Fund Class A	NFS LLC FEBO FMT Co. Cust IRA FBO Martina Chilcott	Huntington, NY 11743	21.78%	57,966.71	266,205.474
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	12.60%	33,551.26
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	9.91%	26,384.44
	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	6.47%	17,227.36
	First Clearing, LLC FBO Sarah Mattox	Blythewood, SC 29016	5.98%	15,923.73
Dreyfus Discovery Fund Class B	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	26.12%	4,201.80	16,084.157
	Ruth M. Bernstein	Ramsey, NJ 07446	14.18%	2,280.26
	NFS LLC FEBO Citizens Bank Regular IRA FBO Edward E. Buffington	Beaver, PA 15009	9.50%	1,528.20
	Hal Gerstein Custodian	Woodbury, NY 11797	5.00%	804.23
Dreyfus Discovery Fund Class C	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	18.36%	11,095.14	60,417.121
	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	12.68%	7,659.79
	The Bank of New York Mellon Cust Lizabeth Moriarty Schmitz Under IRA Plan	Clinton, CT 06413	12.07%	7,290.46
	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	10.64%	6,428.87
	First Clearing Corporation Jack Singer IRA FCC As Custodian	Bergenfield, NJ 07621	7.71%	4,659.47
	Morgan Stanley & Co.	Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	7.13%	4,310.57
	NFS LLC FEBO NFS/FMTC Rollover IRA FBO Rebecca Bogus	White Lake, MI 48386	6.10%	3,684.53
Dreyfus Discovery Fund Class F	Charles Schwab & Co. Inc. Special Custody Account FEBO Customers	Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.38%	906,449.54	4,931,600.720
	National Financial Services Corp. FBO Our Customers Exclusively	P.O. Box 3908 Church Street Station New York, NY 10008-3908	8.20%	404,598.90
Dreyfus Discovery Fund Class I	JP Morgan Chase Bank As Directed Trust FBO The Super Saver Employees Plan	C/O JP Morgan American Century P.O. Box 419784 Kansas City, MO 64141-6784	77.59%	327,240.50	421,746.365
	Fidelity Investments Institutional Operations Co. (FIIOC) As Agent For Certain Employee Benefit Plans	100 Magellan Way Covington, KY 41015-1999	20.18%	85,127.48
Dreyfus Equity Growth Fund Class A	NFS LLC FEBO Ngor C. Leung	Saint Louis, MO 63146	13.09%	5,481,727.49	41,892,575.387
	Charles Schwab & Co. Inc. Special Custody Account FEBO Customers	Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.98%	5,437,947.24
	Smith Barney Inc. FBO Marissa J. Lewis	Philadelphia PA, 19175	9.72%	4,071,261.78
Dreyfus Equity Growth Fund Class B	NFS LLC FEBO NFS/FMTC IRA FBO Preston M. Aleshire	Powell, OH 43065	24.96%	27,659.65	110,809.120
	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	11.25%	12,468.33
	Wells Fargo Investments LLC FBO Customer Accounts	Attention Mutual Fund Operations 625 Marquette Ave. South - 13th Floor Minneapolis, MN 55402-2323	6.66%	7,379.73
	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	5.65%	6,256.20
Dreyfus Equity Growth Fund Class C	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	44.81%	386,027.86	861,392.157
	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	12.59%	108,485.53
	First Clearing, LLC Philip A. Rosso (IRA) FCC As Custodian	Chaska, MN 55318	12.31%	106,059.78
	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	10.69%	92,044.29
	NFS LLC FEBO Meyer Peltzman & Lois Peltzman	Hackensack, NJ 07601	6.41%	55,215.14
Dreyfus Equity Growth Fund Class F	National Financial Services Corp. FEBO Customers	P.O. Box 3908 Church Street Station New York, NY 10008-3908	8.40%	2,689,412.81	31,352,547.202
Dreyfus Equity Growth Fund Class I	Fidelity Investments Institutional Operations Co. (FIIOC) As Agent For Certain Employee Benefit Plans	100 Magellan Way Covington, KY 41015-1999	81.97%	292,083.37	356,338.554
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	11.81%	42,078.80
Dreyfus Global Growth Fund Class A	NFS LLC FEBO NFS/FMTC IRA FBO Debra E. Aldred	Lebanon, OH 45036	16.02%	16,225.56	101,289.382
	First Clearing, LLC Donnelly Family Trust Douglas J. Donnelly	Seattle, WA 98112	14.73%	14,918.34
	Fidelity Investments Institutional Operations Co. As Agent For Commercial Mutual Insurance Co. 401(k) Profit Sharing Plan	100 Magellan Way Covington, KY 41015-1999	12.24%	12,396.77
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	10.81%	10,949.84
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.00%	5,064.98
Dreyfus Global Growth Fund Class B	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	22.47%	2,303.25	10,251.734
	Charles F. Kohlerman III & Rebecca M. Kohlerman JTWROS	Brookhaven, PA 19015	21.53%	2,207.37
	Wells Fargo Investments LLC FBO Customer Accounts	Attention Mutual Fund Operations 625 Marquette Ave. South - 13th Floor Minneapolis, MN 55402-2323	11.33%	1,161.26
	NFS LLC FEBO NFS/FMTC Rollover IRA FBO David E. Sleeper	Greenville, NH 03048	9.13%	936.074
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	7.00%	717.49
	American Enterprise Investment Services	P.O. Box 9446 Minneapolis, MN 55440-9446	5.09%	521.79
Dreyfus Global Growth Fund Class C	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	20.76%	6,920.34	33,331.420
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	13.92%	4,639.48
	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	11.87%	3,957.54
	First Clearing, LLC William A. Harrison Trust William A. Harrison Trustee	Monroe, OH 45050	11.16%	3,721.12
	The Bank of New York Mellon Cust Barbara T. Lewy Under 403(B) 7 Plan	Lido Beach, NY 11561	9.93%	3,308.19
Dreyfus Global Growth Fund Class F	Charles Schwab & Co. Inc. Special Custody Account FEBO Customers	Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	21.76%	540,974.22	2,485,196.563
	National Financial Services Corp. FBO Our Customers Exclusively	P.O. Box 3908 Church Street Station New York, NY 10008-3908	18.84%	468,295.28
Dreyfus Global Growth Fund Class I	Fidelity Investments Institutional Operations Co. (FIIOC) As Agent For Certain Employee Benefit Plans	100 Magellan Way Covington, KY 41015-1999	64.66%	49,696.75	76,857.042
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	34.70%	26,673.04
Dreyfus Mid-Cap Growth Fund Class A	NFS LLC FEBO Grace S. Levin	Sarasota, FL 34231	13.71%	1,219,290.93	8,895,130.603
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	12.76%	1,134,695.88
	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	10.45%	929,936.15
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	10.17%	904,349.40
	Nationwide Trust Company FSB	C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	7.91%	703,971.55
	LPL Financial	9785 Towne Centre Drive San Diego, CA 92121-1968	6.12%	544,102.39
Dreyfus Mid-Cap Growth Fund Class B	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	24.05%	49,933.57	207,612.595
	NFS LLC FEBO NFS/FMTC IRA FBO Jean V. Fielding	Union, NJ 07083	14.43%	29,966.32
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	14.42%	29,947.51
	Morgan Stanley & Co.	Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	9.12%	18,941.74
	First Clearing, LLC Carter S. Huber IRA	Harlingen, TX 78552	5.46%	11,345.28
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.03%	10,432.68
Dreyfus Mid-Cap Growth Fund Class C	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	30.87%	1,313,159.36	4,253,887.286
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	24.42%	1,038,823.83
	Morgan Stanley & Co.	Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	8.82%	375,012.91
	First Clearing, LLC Justan A. Siurek (IRA) FCC As Custodian	Carmel, IN 46032	8.31%	353,703.92
Dreyfus Mid-Cap Growth Fund Class F	Charles Schwab & Co. Inc. Special Custody Account FEBO Customers	Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.83%	4,559,971.68	21,864,766.647
	National Financial Services Corp. FBO Our Customers Exclusively	P.O. Box 3908 Church Street Station New York, NY 10008-3908	10.45%	2,287,595.98
Dreyfus Mid-Cap Growth Fund Class I	NFS LLC FEBO John H. Hannon	Pensacola, FL 32523	32.69%	372,172.22	1,138,551.792
	BISYS Retirement Services FBO American South General Contractors	700 17th Street, Suite 300 Denver, CO 80202-3531	12.97%	147,632.42
	Fidelity Investments Institutional Operations Co. (FIIOC) As Agent For Certain Employee Benefit Plans	100 Magellan Way Covington, KY 41015-1999	11.35%	129,223.56
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	7.92%	90,207.85
	MG Trust Company Custodian FBO Kettler 401(k)	700 17th Street Suite 300 Denver, CO 80202-3531	7.39%	84,159.32
	Orchard Trust Co, LLC Custodian FBO Oppenheimer Funds Recordkeeper Pro 401(k) Plan	C/O Fascorp 8515 East Orchard Road # 2T2 Greenwood Village, CO 80111-5002	6.33%	72,029.83
	Wells Fargo Investments LLC FBO Customer Accounts	Attention Mutual Fund Operations 625 Marquette Ave South - 13th Floor Minneapolis, MN 55402-2323	5.46%	62,189.54
Dreyfus Passport Fund Class A	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	14.53%	94,763.52	652,099.954
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	14.12%	92,048.31
	NFS LLC FEBO The Nacke Family Revocable Living Trust Alva Nacke	Columbus, OH 43229	13.65%	88,981.14
	Ameritrade Inc.	P.O. Box 2226 Omaha, NE 68103-2226	9.39%	61,250.45
	Prudential Investment Management Services LLC	Attention Pruchoice Unit 100 Mulberry Street 3 Gateway Center – 11th Floor Mail Stop NJ 05-11-20 Newark, NJ 07102-4000	6.36%	41,491.22
Dreyfus Passport Fund Class B	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	14.85%	4,738.67	31,904.561
	First Clearing, LLC Joann Merkle (IRA) FCC As Custodian	Columbus, OH 43206	13.84%	4,415.64
	NFS LLC FEBO Lauraine Schallop	New York, NY 10075	9.62%	3,068.93
	Zachary Kanjuparamban Trustee Zachary Kanjuparamban Living Trust	Mount Pleasant, MI 48858	7.32%	2,335.71
	The Bank of New York Mellon Cust Elizabeth Ann Kennedy Under 403(B) 7 Plan	Avenel, NJ 07001	6.45%	2,058.28
	Carl E. Nelson Maria Helena Nelson JT TEN	San Antonio, TX 78216	5.24%	1,670.58
Dreyfus Passport Fund Class C	Citigroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001-2402	20.15%	24,525.18	121,701.675
	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers	Attention Fund Administration 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	19.03%	23,172.03
	First Clearing, LLC Lynn Alexander WBNA Custodian Traditional IRA	New York, NY 10028	13.27%	16,154.34
	Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-2052	9.40%	11,445.31
	UBS WM USA	499 Washington Boulevard Jersey City, NJ 07310-1995	8.35%	10,159.84
	Morgan Stanley & Co.	Harborside Financial Center Plaza 2 - 3rd Floor Jersey City, NJ 07311	5.17%	6,298.73
Dreyfus Passport Fund Class F	Charles Schwab & Co. Inc. Special Custody Account FEBO Customers	Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	30.49%	534,136.06	1,751,406.295
	National Financial Services Corp. FBO Our Customers Exclusively	P.O. Box 3908 Church Street Station New York, NY 10008-3908	9.22%	161,454.65
Dreyfus Passport Fund Class I	First Clearing, LLC John H. Bilello & Katherine H. Bilello JT TIC	Destin, FL 32550-4523	37.38%	2,197.64	5,878.797
	Firstmerit Bank Trustee / Counsel Trust Co. FBO Jackson Family Practice, Inc. 401(K) Plan	106 South Main Street Akron, OH 44308	28.37%	1,667.69
	NFS LLC FEBO Eyal Felstaine	New York, NY 10019	23.85%	1,401.83
	The Bank of New York Mellon Cust Steve Nelson Under 403(B) 7 Plan	Superior, WI 54880	6.40%	376.03

SCHEDULE 4

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Board, all of whose members are Independent Directors, has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Funds. E&Y, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

The Audit Committee approved the engagement of E&Y as each Fund’s independent registered public accounting firm for that Fund’s most recent fiscal year, as well as for the current fiscal year. The Company’s Board approved the appointment of E&Y, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of E&Y on each Fund’s financial statements for each of the last two fiscal years audited by E&Y contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during such fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Representatives of E&Y will not be present at the Meeting.

Schedule 5 of this Proxy Statement sets forth for each Fund, for each of the two most recent fiscal years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund.   For each Fund’s two most recent fiscal years, there were no services rendered by E&Y to the Funds for which the pre-approval requirement was waived.

For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate non-audit fees billed by E&Y to “Service Affiliates” (i.e., any investment adviser to any Fund or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Company) for services rendered were $12,582,986 and $1,916,237, respectively.

All services provided by E&Y to each Fund and Service Affiliate that were required to be pre-approved were pre-approved as required.  The Audit Committee has considered whether the provision of non-audit services that were rendered by E&Y to Service Affiliates that did not require pre-approval is compatible with maintaining E&Y’s independence.

SCHEDULE 5

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following tables set forth, with respect to each Fund, for each of the two most recent fiscal year years, the fees billed by the Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund.  The fee information is presented under the following captions:

(a) Audit Fees -- fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees -- fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”

(c) Tax Fees -- fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(d) All Other Fees -- fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Audit Fees and Audit-Related Fees

Company	Fiscal Year End	Audit Fees		Audit-Related Fees
		Most Recent Fiscal Year	Prior Fiscal Year	Most Recent Fiscal Year	Prior Fiscal Year
Dreyfus Discovery Fund	12/31	$36,222	$34,800	$0	$0
Dreyfus Equity Growth Fund	12/31	$36,222	$34,800	$0	$0
Dreyfus Global Growth Fund	12/31	$36,222	$34,800	$0	$0
Dreyfus Mid-Cap Growth Fund	12/31	$36,222	$34,800	$0	$0
Dreyfus Passport Fund	12/31	$36,222	$34,800	$0	$0

Tax Fees and All Other Fees

Company	Fiscal Year End	Tax Fees		All Other Fees
		Most Recent Fiscal Year	Prior Fiscal Year	Most Recent Fiscal Year	Prior Fiscal Year
Dreyfus Discovery Fund	12/31	$2,915	$2,800	$36	$88
Dreyfus Equity Growth Fund	12/31	$2,915	$2,800	$85	$212
Dreyfus Global Growth Fund	12/31	$3,194	$3,184	$8	$24
Dreyfus Mid-Cap Growth Fund	12/31	$2,915	$2,800	$37	$125
Dreyfus Passport Fund	12/31	$3,844	$4,616	$10	$36

EXHIBIT 1

CHARTER OF THE COMMITTEE ON DIRECTORS

PROCEDURES FOR NOMINATIONS OF INDEPENDENT DIRECTORS

Responsibilities of the Committee on Directors

One of the most important responsibilities of the Committee on Directors (“Committee”) is the selection and nomination of persons as directors who are not interested persons (that is “non-interested” or “independent”). (The Fund’s Policy With Respect to Fund Governance provides that independent Fund directors shall be selected and nominated by vote of a majority of the Fund’s independent directors.) The procedures for this duty are described below.

Composition of Committee

The Committee is comprised of all of the independent directors of the Fund. The Chairman of the Board of Directors of the Fund shall serve as the Chairman of the Committee (the “Chairman”).

Committee Procedures

The Committee will generally adhere to the following procedures unless otherwise determined by the Committee or the Chairman.

1.   With the advice of the Board of Directors of the Fund, the Committee will determine when it may be appropriate to select and nominate candidates for election as independent directors of the Fund and the number of candidates to be selected and nominated.

Simultaneously with making any such determination, the Chairman will inform the Committee of any candidates for election whose names have been submitted by shareholders of the Fund, pursuant to the right of shareholders to recommend a nominee by sending a written recommendation, together with the nominee’s resume, to the Chairman, as is disclosed in the Fund’s Statement of Additional Information.

2.   The Chairman will inform the independent directors of the Fund of their opportunity to submit names of prospective independent director candidates to the Chairman.

3.   The independent director submitting a candidate’s name will also provide the Chairman with background information concerning the candidate. The director should obtain this data without informing the candidate of the submission of his or her name for consideration, unless otherwise determined by the Committee or the Chairman.

4.   The Chairman will provide each independent director with the name and background information of all candidates at any meeting of the Committee at which candidates are to be considered. Information with respect to such candidates shall include any nominees whose names and resumes have been submitted by Fund shareholders.

5.   At a meeting of the Committee, the Committee will discuss all candidates whose names have been submitted. The Committee will establish a procedure for contacting candidates and, if determined, remove candidates from further consideration.

6.   If additional information about a candidate is desired, the Chairman will designate an independent director to obtain the data. Unless the candidate is a nominee submitted by the Fund’s shareholders, the director so designated should obtain the information in a manner which will continue to prevent the candidate from becoming aware of the submission of his or her name for consideration unless otherwise determined by the Committee or the Chairman. The director may obtain additional information about a candidate recommended by one or more shareholders of the Fund either from the shareholder(s) or from the candidate.

7.   The Chairman or the Committee will establish procedures, which may include the appointment of subcommittees, to meet with candidates identified for further consideration. If a candidate so identified is one whose name was initially submitted by an independent director and if this director is a member of the Committee, the director shall be appointed to the applicable subcommittee.

8.   If a candidate is well-known to all independent directors, the Committee may waive the interview with the candidate and agree to recommend the candidate for nomination as an independent director of the Fund.

9.   The subcommittee will interview candidates in the order determined by the Chairman or the Committee, and report the results of its interview to the Chairman. (It is highly desirable that the other independent directors also meet with candidates, if possible.) If a candidate is recommended for nomination by the subcommittee, and if only one candidate is to be considered for nomination, subcommittees appointed to interview other candidates will be relieved of their responsibilities until a final determination is made regarding the candidate.

10. If the chair of the subcommittee which has interviewed the first candidate informs the Chairman that the candidate is either unavailable or not recommended for nomination, the Chairman will inform the chair of the subcommittee appointed to interview the second candidate to proceed with the interview and provide a report to the Chairman.

11. Subcommittees will continue to meet with prospective candidates until a candidate (or the requisite number of candidates) deemed acceptable for nomination agrees to serve.

12. The Committee shall meet either prior to or at a meeting of the Board of Directors of the Fund to consider a candidate who has been selected as a proposed nominee. If the candidate is approved, he or she shall thereby be nominated as an independent director of the Fund.

Qualifications of Independent Directors

In their consideration of a candidate as a nominee as an independent director of the Fund, the Fund’s independent directors shall determine whether the candidate has the following qualifications:

1.   A dedication to the legal, ethical, and fiduciary responsibilities imposed on the independent directors of an investment company.

2.   A reputation for ethical and honest dealings and behavior, and a good standing in his or her business and/or professional activities, and in the community.

3.	Good character, business experience and sound judgment.
4.	An appropriate business, professional or other background.
5.	Freedom from conflicts of interest.

6.   Ability to devote the considerable time necessary to perform the duties of a Fund director, including a commitment to attend all Fund board and committee meetings.

7.   Ability to make and maintain difficult independent decisions, while understanding the desirability of consensus.

8.   Ability to function as an independent director where the general responsibility is one of broad oversight of the Fund.

9.   Sufficient experience, while young enough to be able to serve a minimum of eight to ten years.

10.	Good health.

Adopted March, 1998

Amended August 13, 2004

EXHIBIT 2

CHARTER OF THE AUDIT COMMITTEE

A.	Organization and Procedures of the Audit Committee

The Dreyfus Funds, Inc. (“Funds”) audit committee shall be composed of all of the members of the board of directors of the Funds who are not interested persons as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”). Each member of the committee shall obtain an understanding of the detailed responsibilities of committee membership and of the Funds’ separation of duties and responsibilities among the Funds’ investment adviser, custodian, transfer agent, distributor, accounting agent, any other service provider, and principal accounting personnel, and the relevant risks. Directors shall be appointed to the audit committee by the board of directors of the Funds, which shall select one of the directors so appointed to serve as the chair of the committee.

The audit committee shall meet no less frequently than quarterly, in conjunction with quarterly meetings of the board of directors of the Funds. Members of the committee shall be expected to prepare for, attend, and participate in all audit committee meetings. Special in-person or telephone meetings of the audit committee may be called at the discretion of the chair of the committee at any time and for any purpose. At any regular quarterly or special meeting of the committee, a quorum required to conduct business shall consist of a majority of the committee members.

The audit committee shall conduct its regularly scheduled quarterly meetings in accordance with a standing agenda, which shall be approved by the committee. The chair of the committee may authorize the addition of special items to the standing agenda for any meeting of the committee, in the chair’s absolute discretion.

A representative of counsel to the Funds and/or to the Funds’ independent directors (“counsel”), the Funds’ Principal Financial Officer or his or her delegate (the “PFO”), the Funds’ Chief Compliance Officer or his or her delegate (the “CCO”), and the chief legal officer of the Funds’ investment adviser, Founders Asset Management LLC (“Founders”), or his or her delegate, shall be in attendance at each regularly scheduled meeting of the committee. The CCO and counsel shall meet in a separate executive session with the committee at each such meeting.1 Representatives of the independent accountants for the Funds shall be in attendance at no less than two of the regularly scheduled meetings of the committee each year, at least one of which shall be attended in person and the other by telephone conference call. The representatives of the independent accountants and counsel shall meet in executive session with the committee at each such meeting. Representatives of the independent accountants shall be available during any other regularly scheduled meetings of the committee, and the chair of the committee shall have the discretion to invite representatives of the independent accountants to participate in any such meeting, either in person or by conference telephone call, and to provide such advice, assistance, and documentation to the committee in connection therewith as the chair may deem appropriate.

___________________

1           See the Funds’ Compliance Policy for additional information concerning the CCO’s reporting responsibilities to the Audit Committee.

The chair of the committee shall also have the discretion to invite representatives of the Funds’ service providers (including representatives of the Funds’ investment adviser, accounting agent, underwriter/distributor, transfer agent, and administrative services agent) and other persons to attend any meeting of the committee, either in person or by conference telephone call, and to provide such advice, assistance, and documentation to the committee as the chair may deem appropriate.

Minutes or other written records of the meetings of the audit committee shall be maintained.

B.	Purposes of the Audit Committee

The primary purposes of the audit committee are:

1.         To provide assistance to the board of directors of the Funds in fulfilling its responsibilities relating to the Funds’ internal accounting and administrative controls, accounting policies, financial and other related reporting practices, and compliance policies and procedures;

2.         To review the internal controls of certain of the Funds’ service providers;

3.         To review the quality and objectivity of the Funds’ financial statements and the independent audit thereof; and

4.         To provide an open avenue of communications among the financial and compliance personnel of Fund management, the Funds’ independent accountants, and the Funds’ board of directors, including serving as a liaison between the Funds’ independent accountants and the Funds’ board of directors.

The function of the audit committee is oversight. It is Fund management’s responsibility to maintain appropriate systems for accounting, internal control and compliance, and the independent accountants’ responsibility to plan and execute a proper audit.

It is also the responsibility of representatives of Fund management, the independent accountants, and counsel to ensure, through oral and written communications, that the audit committee receives information and other resources appropriate for the committee to fulfill its stated purposes and to perform its related duties and responsibilities.

C.	Duties and Responsibilities of the Audit Committee

In fulfilling its above-described purposes, the audit committee’s duties, functions, and responsibilities shall include the following:

1.         Subject to selection by the Funds’ board of directors of the independent accountants engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review, or attest services for the Funds (the “independent accountants”) pursuant to applicable provisions of the Investment Company Act of 1940, the audit committee shall have authority and responsibility for the appointment, retention and oversight of the work of the independent accountants, including approval of all fees and terms of such engagements.

2.         Approval of all audit and significant permitted non-audit engagements of the independent accountants, prior to the commencement of any such engagement, including pre-approval not only of services provided directly to the Funds but also services provided to Founders and any entity controlling, controlled by, or under common control with Founders that provides “ongoing” services to the Funds where the nature of the services provided has a direct relationship to the operations or financial reporting of the Funds; pre-approval may be given up to one year in advance of the audit or non-audit activity for which pre-approval is sought.

3.         In any instance in which it may become necessary or desirable for the audit committee to grant immediate pre-approval of a non-audit service to be provided either by the Funds’ independent accountants or by another audit firm, such pre-approval may be procured in writing from the chair of the Funds’ audit committee or, in the event of his or her unavailability, from the chair of the Funds’ board of directors. Any such pre-approval shall be subject to consideration and review by the audit committee at its next regularly scheduled quarterly meeting.

4.         Annually review the engagement of the independent accountants, which shall include, but not necessarily be limited to, consideration of the factors outlined in the “List of Engagement Factors to be Addressed by the Independent Accountants of Dreyfus Funds, Inc.” The “List” has been approved by the audit committee and will be provided annually to the Funds’ independent accountants.

5.         Annually inform the independent accountants of their ultimate accountability to the audit committee and to the Funds’ board of directors, as the representatives of the shareholders of the Funds.

6.         Annually review with the independent accountants, upon completion of their annual examination of the Funds’ financial statements, matters which shall include, but not be limited to, those outlined in the “List of Examination Matters to be Addressed by the Independent Accountants of Dreyfus Funds, Inc.” The List has been approved by the audit committee and has been provided to the Funds’ independent accountants.

In the course of its review, the audit committee shall discuss with appropriate financial personnel of Fund management and the independent accountants any significant matters which may have arisen in the preparation of the Funds’ financial statements, and assess whether the financial statements reflect appropriate accounting policies. Such a review shall include a discussion with appropriate financial personnel of Fund management and the independent accountants of their respective qualitative judgments about the appropriateness, and not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Funds and, in particular, the degree of neutrality and objectivity of the Funds’ accounting principles and underlying estimates.

The annual review shall include discussion with appropriate financial personnel of Fund management and the independent accountants of any uncorrected misstatements, the effects of which Fund management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

7.         Annually ascertain the views of appropriate financial personnel of Fund management and the independent accountants with respect to the way in which the Funds’ choices of accounting (including valuation policies) and tax principles and disclosure practices may affect shareholder and public views and attitudes about the Funds.

8.         Quarterly review with the PFO, the CCO, and other appropriate Fund management personnel certain of the internal operations of Founders and the Funds’ accounting agent, and the internal controls which have been established with respect to such operations. On an annual basis, such review shall also include the participation of the Funds’ independent accountants.

The audit committee’s review shall include, but not be limited to, consideration of the factors outlined in the “List of Factors to be Addressed by Fund Management.” The List has been approved by the audit committee and has been provided to Fund management.

9.         Quarterly review with the chief legal officer of Founders or his or her delegate and the CCO compliance by the Funds and Founders with applicable laws and regulations applicable to matters within the scope of the committee’s charter.

The audit committee’s review shall include, but not be limited to, consideration of the factors outlined in the “List of Compliance and Related Factors to be Addressed by the Chief Legal Officer of Founders Asset Management LLC or the Funds’ Chief Compliance Officer.” The List has been approved by the audit committee and has been provided to Founders’ chief legal officer and to the CCO.

10.       Quarterly report its recommendations to the Funds’ board of directors at its regular quarterly meetings, if action by the full board is required with respect to any matter within the scope of the committee’s responsibilities.

11.	Establish and maintain procedures for:

(a)       the receipt, retention and treatment of complaints received by the Funds, the Funds’ board of directors, and/or the audit committee regarding accounting, internal accounting controls, or auditing matters; and

(b)       the confidential anonymous submission by officers and any employees and agents of the Funds, including employees of the Funds’ investment adviser, accounting agent, principal distributor, and other service agents, regarding questionable accounting or auditing matters.

12.       It shall investigate any improprieties or suspected improprieties in the Funds’ financial operations, and shall have the authority to direct and supervise an inquiry or investigation into any matter brought to its attention within the scope of its duties, functions, and responsibilities, including the authorization to retain outside counsel and/or other experts and advisors in connection with any such investigation at the expense of the Funds or at a third party’s expense, with the approval of the third party.

Such inquiries and investigations may include investigations of any actions or suspected actions by any individual or entity fraudulently to influence, coerce, manipulate, or mislead the independent accountants for the purpose of rendering the Funds’ financial statements materially misleading.

13.       Annually, it shall review this Charter, the four Lists to which reference is made in this Charter, and its standing agenda. Any recommended changes to its Charter shall be presented to the board of directors for consideration and adoption. The committee shall have the authority to make changes to the Lists and to its standing agenda, as the committee may deem appropriate in fulfilling its purposes and performing its duties and responsibilities.

D.	Responsibilities Assumed in Whole or in Part by Others.

1.         The Funds’ board of directors may, from time to time, assign primary or shared responsibility for certain duties and functions for which a registered investment company’s audit committee may normally assume primary oversight responsibility to other committees of the board of directors or to the board itself. The committee shall maintain and distribute to the board of directors and to the board’s other committees a written list of such duties and functions and the identity of the committee or the designation of the Funds’ board of directors that has assumed primary or shared responsibility for each listed duty and function.

May 13, 2009

List of Engagement Factors to be Addressed by the

Independent Accountants of Dreyfus Funds, Inc.

On an annual basis, and in conjunction with the annual consideration by the audit committee and board of directors of Dreyfus Funds, Inc. of the engagement of the Funds’ independent accountants, the independent accountants will provide oral and/or written documentation to the audit committee which shall include, but not necessarily be limited to, the following:

1.	The scope and plan of audit and the extent to which:
a.	Changes in the organization, key personnel, and the operating environment have been considered in the audit plan.
b.	Systems of internal accounting control are tested and relied upon.
c.	Changes in internal accounting control have been reflected in the audit plan.
d.

Compliance with applicable accounting and auditing provisions of the Investment Company Act of 1940, the Funds’ offering documents, Securities and Exchange Commission (“SEC”) and state securities regulations, and applicable provisions of the Internal Revenue Code is tested.

e.	Related party transactions are identified and appropriately tested.
f.	Computerized information systems utilized in processing information supporting the financial statements are reviewed.
g.	The resources of the Fund’s accounting agent or other service providers were and should be utilized to minimize time spent by the independent accountants.

2.             Steps taken by the independent accountants to ensure competency and continuity of staff.

3.             Services available from the independent accountants that enable them effectively to perform the audit and to provide other assistance when necessary.

4.             Significant litigation in which the independent accountants are or were involved in the past year relating to investment companies.

5.	Approval of fees to be paid for the annual examination.

6.             Evaluation of the independence of the independent accountants, including a review of all tax or other non-audit services provided to the Funds, to Founders, or to any entity in the Funds’ and Founders’ investment company complex as defined in Section 210.2-01(f)(14) of Regulation S-X of the Federal Securities Laws (in general, any entity controlling, controlled by, or under common control with Founders) which were not pre-approved by the audit committee, including the fees associated with each such service, and review of the independent accountants’ specific representations as to their independence.

May 13, 2009

List of Factors to be Addressed by Fund Management

On a quarterly basis, Fund management will provide oral and/or written documentation to the audit committee which shall include, but not necessarily be limited to, the following:

1.	Adequacy of procedures and controls over:
a.	The Funds’ investment portfolio transactions; and
b.	The Funds’ accounting agent, custodian, shareholder services agent, transfer agent, and investment adviser.
2.	Status of the Funds’ compliance with:
a.	Applicable provisions of the 1940 Act; and
b.	Internal Revenue Code requirements applicable to regulated investment companies.

3.         The preparation and mailing of semi-annual and other required reports to Fund shareholders;

4.         The appropriate maintenance and reconciliation of all accounting and bookkeeping records of the Funds; Fund management shall verify that filings with the SEC and other published documents containing the Funds’ financial statements have been reviewed and that the information contained in such documents is consistent with the information contained in the Funds’ financial statements.

5.         The appropriate recording and reflection in the pricing of the Funds’ shares of all dividends, interest accruals, stock dividends, and stock splits;

6.         The timely recording and reflection in the pricing of the Funds of all portfolio purchases and sales;

7.         The timely and proper clearance and recording of all transactions with the Funds’ custodian;

8.         The timely and accurate pricing of all Fund portfolio investments; for securities valued at “fair value” as determined in good faith under procedures established by the Funds’ board of directors, the audit committee shall inquire as to the independent accountant’s conclusions about the reasonableness of procedures, Fund management’s adherence to established “fair value” procedures, and the adequacy of supporting documentation;

9.         The reporting of all Rule 144A and Section 4(2) portfolio transactions of the Funds;

10.       Unusual or unanticipated problems with respect to failed trades in the Funds’ portfolios;

11.       The identification of any derivatives instruments held in the portfolios of the Funds.

12.	Any material weaknesses in internal controls;

13.       Any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize and report financial information;

14.       Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting;

15.       Any changes in the Funds’ internal control over financial reporting that occurred during the Funds’ most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting.

On an annual basis, Fund management will provide oral and written documentation to the audit committee that appropriate disclosure has been made in reports of the Funds filed with the SEC of the fees for all audit and non-audit services which have been pre-approved by the Funds’ audit committee.

May 7, 2008

List of Compliance and Related Factors to be

Addressed by the Chief Legal Officer of Founders Asset Management LLC or the Funds’
Chief Compliance Officer

On a quarterly basis, the chief legal officer or his or her delegate or the CCO will provide oral and/or written documentation to the audit committee which shall include, but not necessarily be limited to, the following:

1.         Compliance by the Funds with all investment restrictions applicable to the Funds;

2.         Compliance by the Funds with all SEC and state regulatory requirements, including all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”);

3.         The results of the filing of retail and institutional marketing materials with Financial Industry Regulatory Authority, Inc.

May 7, 2008

List of Examination Matters to be Addressed by the

Independent Accountants of Dreyfus Funds, Inc.

On an annual basis, the Funds’ independent accountants will provide oral and/or written documentation to the audit committee which shall include, but not necessarily be limited to, the following:

1.         Any report or opinion rendered in connection with the independent accountants’ annual examination;

2.         The independent accountant’s evaluation of staffing, personnel, and organizational structure of the accounting, financial reporting, and quality control functions of the Funds’ accounting agent;

3.	Cooperation of Fund management;

4.         Any significant transactions which are not a normal part of the Funds’ business;

5.         Any changes in accounting principles or in their application that had a significant impact on the amounts reported for the current year or that may have a significant impact in the future, and the independent accountants’ concurrence with the changes and the reasons therefor;

6.	Proposed adjustments to the financial statements;
7.	All critical accounting policies and practices used by the Funds;

8.         All alternative GAAP accounting treatments for policies and practices related to material items discussed with Fund management, their ramifications, and the independent accountants’ preferred treatment thereof;

9.         All material written communications with Fund management such as management letters issued thereto and any schedule of unadjusted differences identified during the audit of the Funds;

10.       All tax or other non-audit services provided to the Funds, to Founders, or to any entity in the Funds’ and Founders’ investment company complex as defined in Section 210.2-01(f)(14) of Regulation S-X of the Federal Securities Laws (in general, any entity controlling, controlled by, or under common control with Founders) which were not pre-approved by the audit committee, including the fees associated with each such service, and the independent accountants’ specific representations as to their independence;

11.       The independent accountants’ evaluation of the overall adequacy of internal accounting controls, including:

a.

Recommendations related to internal accounting controls or other procedures made by the independent accountants and the actions taken by Fund management and/or the Funds’ accounting agent in response to such recommendations;

b.	Observations about the Funds’ system of management reporting, operational controls, and SEC and compliance monitoring procedures;
c.	Areas where alternative or extended audit procedures have been required because of unsatisfactory records or inadequate controls;

12.       New pronouncements by the FASB, AICPA, SEC, or others that will require accounting policy changes, supplementary information, or additional disclosures in future financial statements and their anticipated effect, including the independent accountants’ views regarding the desirability of the early adoption of such new pronouncements;

13.       Any other matters that the independent accountants are required to communicate to the audit committee in accordance with generally accepted auditing standards (GAAS);

14.       Any other matters concerning the annual examination that the independent accountants wish to discuss with the audit committee or vice versa.

May 13, 2009

DREYFUS FUNDS, INC.
PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
M15641-P83085 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

D R E Y F U S F U N D S, I N C.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
1.	Election of Directors:
	Nominees for Election are:		☐	☐	☐
	01) Joseph S. DiMartino	04) Stephen J. Lockwood
	02) James M. Fitzgibbons	05) Roslyn M. Watson
	03) Kenneth A. Himmel	06) Benaree Pratt Wiley

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting and Special Meeting of Shareholders of the Company and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders and the Special Meeting of Shareholders of Dreyfus Funds, Inc. to be held on August 20, 2009: The Notice of Annual and Special Meetings of Shareholders, the Proxy Statement and copies of each Fund’s most recent annual report to shareholders are available at http://www.dreyfus.com/proxyinfo.htm.

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M15642-P83085

DREYFUS FUNDS, INC.

The undersigned shareholder of Dreyfus Funds, Inc. (the “Company”), hereby appoints J. David Officer, Kenneth R. Christoffersen and Janelle E. Belcher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Company standing in the name of the undersigned at the close of business on June 15, 2009 at a Special Meeting of Shareholders to be held at the offices of The Bank of New York Mellon Corporation, 201 Columbine Street, Suite 200, Denver, Colorado 80206, at 10:30 a.m. (Mountain Time), on Thursday, August 20, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DREYFUS FUNDS, INC.
PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
M15643-P83085 KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

D R E Y F U S F U N D S, I N C.

For	Against	Abstain

2.	To amend the Company’s Articles of Incorporation.	☐	☐	☐

3.	Dreyfus Equity Growth Fund shareholders only: To change the Fund’s investment objective and convert it from fundamental to non-fundamental.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting and Special Meeting of Shareholders of the Company and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders and the Special Meeting of Shareholders of Dreyfus Funds, Inc. to be held on August 20, 2009: The Notice of Annual and Special Meetings of Shareholders, the Proxy Statement and copies of each Fund’s most recent annual report to shareholders are available at http://www.dreyfus.com/proxyinfo.htm.

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M15644-P83085

DREYFUS FUNDS, INC.

The undersigned shareholder of Dreyfus Funds, Inc. (the “Company”), hereby appoints J. David Officer, Kenneth R. Christoffersen and Janelle E. Belcher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Company standing in the name of the undersigned at the close of business on June 15, 2009 at a Special Meeting of Shareholders to be held at the offices of The Bank of New York Mellon Corporation, 201 Columbine Street, Suite 200, Denver, Colorado 80206, at 10:30 a.m. (Mountain Time), on Thursday, August 20, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

DREYFUS FUNDS, INC.
PROXY TABULATOR	THREE EASY WAYS TO VOTE YOUR PROXY
P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.
M15645-P83085 KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

D R E Y F U S F U N D S, I N C.

			For	Against	Abstain

2.	To amend the Company’s Articles of Incorporation.		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting and Special Meeting of Shareholders of the Company and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Shareholders and the Special Meeting of Shareholders of Dreyfus Funds, Inc. to be held on August 20, 2009: The Notice of Annual and Special Meetings of Shareholders, the Proxy Statement and copies of each Fund’s most recent annual report to shareholders are available at http://www.dreyfus.com/proxyinfo.htm.

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M15646-P83085

DREYFUS FUNDS, INC.

The undersigned shareholder of Dreyfus Funds, Inc. (the “Company”), hereby appoints J. David Officer, Kenneth R. Christoffersen and Janelle E. Belcher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Company standing in the name of the undersigned at the close of business on June 15, 2009 at a Special Meeting of Shareholders to be held at the offices of The Bank of New York Mellon Corporation, 201 Columbine Street, Suite 200, Denver, Colorado 80206, at 10:30 a.m. (Mountain Time), on Thursday, August 20, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE